JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK


                           LIMITED POWER OF ATTORNEY


     Each of the undersigned, as directors of Jackson National Life Insurance Company of New York ("Jackson of NY"), constitute and appoint Mark D. Nerud, Gerard A.M. Oprins, Susan S. Rhee, and Steven J. Fredricks, officers of the "JNL Funds," each of them individually, as his attorneys-in fact, each with power of substitution, in any and all capacities, to sign any regulatory flings under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and all appropriate state or federal regulatory authorities for the Jackson of NY insurance company separate accounts. This instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Limited Power of Attorney as of January 25, 2012.



/s/ Clifford J. Jack
--------------------
Clifford J. Jack
Executive Vice President, Head of Retail, Chairman and Director


/s/ Herbert G. May III
----------------------
Herbert  G.  May  III
Chief  Administrative  Officer  and  Director


/s/ Thomas J. Meyer
-------------------
Thomas  J.  Meyer
Senior  Vice  President,  General  Counsel,  Secretary  and  Director


/s/ Joseph M. Clark
-------------------
Joseph M. Clark
Senior Vice President, Chief Information Officer and Director


/s/ Laura L. Prieskorn
----------------------
Laura L. Prieskorn
Senior Vice President and Director


/s/ Michael A. Costello
-----------------------
Michael A. Costello
Vice President, Treasurer and Director


/s/ John H. Brown
-----------------
John  H.  Brown
Vice  President  and  Director


/s/ Julia A. Goatley
--------------------
Julia  A.  Goatley
Vice  President,  Assistant  Secretary  and  Director


/s/ John C. Colpean
-------------------
John  C.  Colpean
Director


/s/ Donald T. DeCarlo
---------------------
Donald  T.  DeCarlo
Director


/s/ Donald B. Henderson, Jr.
----------------------------
Donald  B.  Henderson,  Jr.
Director


/s/ David L. Porteous
---------------------
David  L.  Porteous
Director


/s/ Gary H. Torgow
------------------
Gary  H.  Torgow
Director